                                                                      Exhibit 23
                                                                      ----------




                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                -----------------------------------------




As independent public accountants, we hereby consent to the incorporation of our reports dated October 31, 1995, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File Nos. 2-82001 and 33-32826.


                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP





Cleveland, Ohio,
  December 20, 1995.